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                                                                    EXHIBIT 23.5

               CONSENT OF BDO DUNWOODY LLP, INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 14, 2000, with respect to the financial statements of Charon Systems Inc. included in the Registration Statement (Form SB-2) and related Prospectus of FutureLink Corporation dated April 14, 2000.


/s/ BDO DUNWOODY LLP

Markham, Ontario
March 29, 2000